Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Bernard H. Clineburg,
Tysons Corner, Virginia		Chairman & Chief Executive Officer
January 30, 2008		or
Mark Wendel,
EVP & Chief Financial Officer
703-584-3400

 CARDINAL REPORTS FOURTH QUARTER AND

2007 ANNUAL EARNINGS

Asset Quality Remains Excellent; Loans Increase 23%

Cardinal Financial Corporation (NASDAQ: CFNL) (the “Company”) today reported earnings of $1.4 million and $4.5 million, or $0.06 and $0.18 per diluted share, for the three month and annual periods ended December 31, 2007, respectively.  This compares to net income of $2.2 million and $7.4 million, or $0.09 and $0.30 per diluted share, for the same periods of 2006.   As previously disclosed, the Company’s current quarter and 2007 annual results include expenses that arose from an escrow arrangement with Liberty Growth Fund, LP and AIMS Worldwide, Inc. (OTCBB:AMWW.OB).  This resulted in a decrease of $2.7 million in net income for the year.  Operating earnings, which does not include expenses related to this event, were $1.5 million and $7.1 million, equivalent to $0.06 and $0.29 per diluted share, for the three and twelve month periods ended December 31, 2007.  This compares to operating earnings of $2.2 million and $9.3 million, equivalent to $0.09 and $0.37 per diluted share, respectively, for the same periods of 2006.  This release includes a table reconciling operating earnings to GAAP net income for the 2007 and 2006 periods presented.

Selected Financial Highlights

•                  Asset quality remains excellent.  As of December 31, 2007, the Company had no loans on non-accrual or non-performing status. Net loans charged-off in 2007 represented only 0.06% of average loans receivable for the year.

•                  The Company continues to experience robust loan demand.  The loan portfolio grew year over year by $194 million, or 23%.  Outstanding balances now exceed $1 billion for the first time in the Company’s history.

•                  Consolidated assets at year-end were $1.690 billion versus $1.638 billion one year earlier, an increase of 3%.

•                  Cardinal’s mortgage banking subsidiary reported fourth quarter net income of $141 thousand versus $368 thousand for the same quarter last year.  For the year, net income of this subsidiary was $1.6 million versus $1.9 million in 2006.

•                  The Company’s equity position remains very strong with all ratios exceeding “well-capitalized” regulatory status.

Highlights of Banking Operations

For the year ended December 31, 2007, the Company’s commercial banking operations reported earnings of $7.4 million versus $9.6 million for the year ended December 31, 2006.  For these comparable periods, net interest income increased to $38.7 million from $38.1 million due to average earning assets increasing by $161 million year over year.  Non-interest income was $4.0 million in 2007 and $4.4 million in 2006. Non-interest income for 2006 included an $855 thousand recovery on a previously charged off investment.  Service charges on deposit accounts increased 25% from $1.593 million to $1.988 million.  Improvements in income during 2007 were offset by an increase in the provision for loan losses, which was $2.5 million versus $1.2 million the previous year.  The increase in the provision was primarily the result of significant loan growth as the Company maintained its allowance for loan losses at 1.12% of total loans outstanding. Other non-interest expenses increased to $30.3 million in 2007 compared to $27.1 million in 2006, primarily due to the addition of personnel and occupancy costs as the Bank added new business development officers and four new branches since mid-2006.  Expenses were also impacted by the re-enactment of FDIC insurance premiums in 2007.

For the quarter ended December 31, 2007, net income from banking operations was $1.8 million compared to $2.4 million for the same quarter in 2006.  For these same periods, net interest income increased to $9.7 million from $9.2 million due to average earning assets increasing by $96 million.  Non-interest income was $1.0 million in 2007 and $1.9 million in 2006. Non-interest income for 2006 included the $855 thousand recovery mentioned above.  The provision for loan losses was $878 thousand versus $362 thousand in the fourth quarter of last year.  Non-interest expenses increased to $7.6 million in 2007 compared to $7.1 million in 2006.

At December 31, 2007, total assets of the Bank were $1.664 billion.  During the year, the loan portfolio grew $194 million, or 23%, to $1.040 billion at December 31, 2007, from $845 million at December 31, 2006.  Investment securities grew $36 million, or 11% year over year, while mortgage loans held for sale decreased to $170 million at year end 2007, compared to $339 million at year end 2006.

The Bank had no loans on non-accrual or non-performing status at December 31, 2007.  For the entire year of 2007, net loans charged off totaled $544 thousand, or 0.06% of average loans receivable.  Since the company’s inception in 1998, net loans charged off total $696 thousand.

Highlights of Mortgage Banking Operations

Despite the turbulent housing and credit markets, the Company’s mortgage banking subsidiary, George Mason, remained profitable.  For the 2007 year, net income was $1.623 million, which is a slight decrease from $1.935 million in 2006.  For the fourth quarter of 2007, this business unit reported net income of $141 thousand, compared to $368 thousand for the same quarter of 2006.  We continue to closely watch every aspect of this operation to remain prepared for any positive or negative changes in the residential real estate market.

Highlights of Wealth Management and Trust Services

The Company’s Wealth Management subsidiaries contributed $463 thousand toward operating earnings during 2007, compared to a loss of ($51) thousand in 2006.  For the most recent quarter, operating earnings were $145 thousand versus a loss of ($36) thousand in the same period a year ago.

MANAGEMENT COMMENTS

Bernard H. Clineburg, Chairman and Chief Executive Officer of the Company, said:

“While 2007 was a difficult year for Cardinal, we still delivered an annual increase in quality loan growth of 23%, and we were proud to have no non-performing loans at year end.  Our mortgage banking subsidiary continues to be affected by the slowdown in housing and disruption in the credit markets, however, it remains a profitable operation.

We are still extremely excited about the long-term future for Cardinal.  We are focused on operating a safe and sound institution, maintaining our credit quality and improving profitability.  The board and management remain committed to maximizing the strength and value of the Cardinal franchise.”

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements contain information related to matters such as the Company’s intent, belief or expectation with regard to such matters as financial and operational performance, credit quality and branch expansion. Such statements are necessarily based on management’s assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond the control of the Company. Such risks and uncertainties could cause actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and other reports filed with and furnished to the Securities and Exchange Commission.

About Cardinal Financial Corporation: Cardinal Financial Corporation, a financial holding company headquartered in Tysons Corner, Virginia with assets of $1.690 billion at December 31, 2007, serves the Washington Metropolitan region through its wholly-owned subsidiary, Cardinal Bank, with 25 conveniently located banking offices. Cardinal also operates several other subsidiaries: George Mason Mortgage, LLC, a residential mortgage lending company based in Fairfax, with seven offices throughout the Washington Metropolitan region; Cardinal Trust and Investment Services, a trust division; Cardinal Wealth Services, Inc., a full-service brokerage company; and Wilson/Bennett Capital Management, Inc., an asset management company. The Company’s stock is traded on NASDAQ (CFNL). For additional information please visit our Web site at www.cardinalbank.com or call (703) 584-3400.

Cardinal Financial Corporation and Subsidiaries

Summary Statements of Condition

At December 31, 2007 and December 31, 2006

(Dollars in thousands)

	(Unaudited) December 31, 2007	December 31, 2006	% Change Current Year

Cash and due from banks	$20,622	$24,585	(16.1)%
Federal funds sold	1,799	11,491	(84.3)%

Investment securities available-for-sale	285,998	231,631	23.5%
Investment securities held-to-maturity	78,948	97,665	(19.2)%
Total investment securities	364,946	329,296	10.8%

Other investments	14,188	9,158	54.9%
Loans held for sale	170,487	338,731	(49.7)%

Loans receivable, net of fees	1,039,684	845,449	23.0%
Allowance for loan losses	(11,641)	(9,638)	20.8%
Loans receivable, net	1,028,043	835,811	23.0%

Premises and equipment, net	18,463	20,039	(7.9)%
Goodwill and intangibles, net	17,240	17,493	(1.4)%
Bank-owned life insurance	32,316	30,646	5.4%
Other assets	21,927	21,179	3.5%

TOTAL ASSETS	$1,690,031	$1,638,429	3.1%

Non-interest bearing deposits	$123,994	$123,301	0.6%
Interest bearing deposits	972,931	1,095,581	(11.2)%
Total deposits	1,096,925	1,218,882	(10.0)%

Other borrowed funds	400,060	194,631	105.5%
Mortgage funding checks	9,403	46,159	(79.6)%
Escrow liabilities	1,016	3,229	(68.5)%
Other liabilities	23,164	19,655	17.9%

Shareholders’ equity	159,463	155,873	2.3%

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,690,031	$1,638,429	3.1%

9

Cardinal Financial Corporation and Subsidiaries

Summary Income Statements

 For the Three Months and Years Ended December 31, 2007 and 2006

(Dollars in thousands, except share and per share data)

	For the Three Months Ended December 31,			For the Years Ended December 31,
	2007	2006	% Change	2007	2006	% Change
	(Unaudited)			(Unaudited)
Net interest income	$9,918	$9,828	0.9%	$40,319	$41,354	(2.5)%
Provision for loan losses	(878)	(362)	142.5%	(2,548)	(1,232)	106.8%
Net interest income after provision for loan losses	9,040	9,466	(4.5)%	37,771	40,122	(5.9)%

Service charges on deposit accounts	515	417	23.5%	1,988	1,593	24.8%
Loan service charges	315	611	(48.4)%	1,502	2,177	(31.0)%
Investment fee income	1,052	845	24.5%	4,287	3,330	28.7%
Net gain on sales of loans	1,622	2,307	(29.7)%	8,779	10,059	(12.7)%
Net realized gain (loss) on investment securities available-for-sale	34	(4)	(950.0)%	48	61	(21.3)%
Management fee income	173	556	(68.9)%	1,072	2,221	(51.7)%
Litigation recovery on previously impaired investment	—	855	(100.0)%	83	855	(90.3)%
Other non-interest income	408	432	(5.6)%	1,721	1,388	24.0%
Total non-interest income	4,119	6,019	(31.6)%	19,480	21,684	(10.2)%

Net interest income and non-interest income	13,159	15,485	(15.0)%	57,251	61,806	(7.4)%

Salaries and benefits	5,578	6,392	(12.7)%	23,815	24,616	(3.3)%
Occupancy	1,359	1,340	1.4%	5,348	5,242	2.0%
Depreciation	690	803	(14.1)%	3,035	3,172	(4.3)%
Data processing	406	355	14.4%	1,450	1,358	6.8%
Telecommunications	326	310	5.2%	1,182	1,247	(5.2)%
Loss related to escrow arrangement	—	—	100.0%	3,500	—	100.0%
Impairment of goodwill & other intangible assets	—	—	0.0%	—	2,927	(100.0)%
Other operating expense	3,384	3,119	8.5%	13,554	12,683	6.9%
Total non-interest expense	11,743	12,319	(4.7)%	51,884	51,245	1.2%
Net income before income taxes	1,416	3,166	(55.3)%	5,367	10,561	(49.2)%
Provision for income taxes	34	965	(96.5)%	885	3,173	(72.1)%
NET INCOME	$1,382	$2,201	(37.2)%	$4,482	$7,388	(39.3)%

Earnings per common share - basic	$0.06	$0.09	(37.4)%	$0.18	$0.30	(39.8)%

Earnings per common share - diluted	$0.06	$0.09	(37.3)%	$0.18	$0.30	(39.4)%

Weighted-average common shares outstanding - basic	24,525,001	24,459,713	0.3%	24,606,203	24,423,520	0.7%

Weighted-average common shares outstanding - diluted	24,971,039	24,936,150	0.1%	25,012,101	24,986,518	0.1%

Reconciliation of Non-GAAP measures:

GAAP net income reported above	$1,382	$2,201		$4,482	$7,388
After tax impact on:
— loss related to escrow arrangement	—	—		2,293	—
— legal expenses related to escrow arrangement	129	—		358	—
— impairment of goodwill and other intangible assets	—	—		—	1,903
Total losses recorded, after tax	129	—		2,651	1,903

Operating earnings, excluding losses reported above:	$1,511	$2,201	(31.3)%	$7,133	$9,291	(23.2)%

Operating earnings per common share —diluted (excluding losses reported above)	$0.06	$0.09	(31.4)%	$0.29	$0.37	(23.3)%

10

Cardinal Financial Corporation and Subsidiaries

Selected Financial Information

(In thousands, except per share data and ratios)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
Income Statements	(Unaudited)	(Unaudited)	(Unaudited)
Interest income	$24,105	$23,125	$98,643	$87,401
Interest expense	14,187	13,297	58,324	46,047
Net interest income	9,918	9,828	40,319	41,354
Provision for loan losses	878	362	2,548	1,232
Net interest income after provision for loan losses	9,040	9,466	37,771	40,122
Non-interest income	4,119	6,019	19,480	21,684
Non-interest expense	11,743	12,319	51,884	51,245
Net income before income taxes	1,416	3,166	5,367	10,561
Provision for income taxes	34	965	885	3,173
Net income	$1,382	$2,201	$4,482	$7,388

Balance Sheet Data:	December 31, 2007	December 31, 2006
	(Unaudited)
Total assets	$1,690,031	$1,638,429
Loans receivable, net of fees	1,039,684	845,449
Allowance for loan losses	(11,641)	(9,638)
Loans held for sale	170,487	338,731
Total investment securities	364,946	329,296
Total deposits	1,096,925	1,218,882
Other borrowed funds	400,060	194,631
Total shareholders’ equity	159,463	155,873

Common shares outstanding	24,202	24,459

	For the Three Months Ended December 31,		For the Years Ended December 31,
Selected Average Balances (unaudited):	2007	2006	2007	2006
Total assets	$1,603,673	$1,522,038	$1,630,982	$1,454,969
Loans receivable, net of fees	992,746	830,394	922,617	768,180
Allowance for loan losses	(10,995)	(9,376)	(10,322)	(8,853)
Loans held for sale	150,203	244,161	233,451	259,743
Total investment securities	356,172	336,432	355,749	332,949
Earning assets	1,519,252	1,440,237	1,547,660	1,392,956
Total deposits	1,097,739	1,181,600	1,169,788	1,122,766
Other borrowed funds	331,462	163,011	281,417	165,501
Total shareholders’ equity	157,466	153,967	157,395	151,684
Weighted Average:
Common shares outstanding — basic	24,525	24,460	24,606	24,424
Common shares outstanding — diluted	24,971	24,936	25,012	24,987

Per Common Share Data (unaudited (4)):
Basic net income	$0.06	$0.09	$0.18	$0.30
Fully diluted net income	0.06	0.09	0.18	0.30
Book value	6.59	6.37	6.59	6.37
Tangible book value (1)	5.90	5.75	5.90	5.75

Performance Ratios (unaudited):
Return on average assets	0.34%	0.58%	0.27%	0.51%
Return on average equity	3.51%	5.72%	2.85%	4.87%
Net interest margin (2)	2.64%	2.76%	2.63%	2.98%
Efficiency ratio (3)	82.25%	82.17%	80.11%	77.70%
Non-interest income to average assets	1.03%	1.58%	1.19%	1.49%
Non-interest expense to average assets	2.93%	3.24%	3.18%	3.52%

Asset Quality Data (unaudited):
Annualized net charge-offs to average loans receivable, net of fees			0.06%	0.00%
Non-performing loans to loans receivable, net of fees			0.00%	0.01%
Non-performing loans to total assets			0.00%	0.01%
Allowance for loan losses to loans receivable, net of fees			1.12%	1.14%

Capital Ratios (unaudited):
Tier 1 risk-based capital			12.10%	13.25%
Total risk-based capital			12.98%	14.06%
Leverage capital ratio			10.26%	10.68%

(1)           Tangible book value is calculated as total shareholders’ equity, adjusted for changes in other comprehensive income, less goodwill and other intangible assets, divided by common shares outstanding.

(2)           Net interest margin is calculated as net interest income divided by total average earning assets and reported on a tax equivalent basis at a rate of 35%.

(3)           Efficiency ratio is calculated as total non-interest expense divided by the total of net interest income and non-interest income, excluding loss on escrow arrangement during 2007, the impairment loss during 2006 and the litigation recovery during 2006.

(4)           Basic net income per share and diluted net income per share are audited and reported in our 2006 Form 10-K.

Cardinal Financial Corporation and Subsidiaries

Average Statements of Condition and Yields on Earning Assets and Interest-Bearing Liabilities

For the Three Months and Years Ended December 31, 2007 and 2006

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended				For the Years Ended
	December 31, 2007		December 31, 2006		December 31, 2007		December 31, 2006
	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield
Interest-earning assets:
Loans receivable, net of fees (1)
Commercial and industrial	$114,689	7.39%	$98,039	7.77%	$108,762	7.60%	$85,269	7.40%
Real estate - commercial	400,141	6.78%	309,245	7.74%	366,176	6.72%	288,567	6.61%
Real estate - construction	184,957	7.97%	159,528	8.63%	169,503	8.30%	143,476	8.39%
Real estate - residential	209,343	5.49%	191,193	5.32%	201,863	5.46%	172,809	5.22%
Home equity lines	79,036	6.49%	67,402	7.41%	69,908	7.11%	73,194	6.95%
Consumer	4,580	7.36%	4,987	7.32%	6,405	7.95%	4,865	7.54%
Total loans	992,746	6.78%	830,394	6.93%	922,617	6.88%	768,180	6.76%

Loans held for sale	150,203	7.28%	244,161	7.44%	233,451	7.15%	259,743	7.43%
Investment securities - trading	—	0.00%	—	0.00%	11	4.62%	—	0.00%
Investment securities - available-for-sale (1)	274,904	5.10%	235,399	4.86%	266,935	4.97%	226,011	4.64%
Investment securities - held-to-maturity	81,268	4.25%	101,033	4.14%	88,803	4.19%	106,938	4.07%
Other investments	12,800	6.05%	7,172	5.88%	10,626	5.98%	6,409	5.90%
Federal funds sold (1)	7,331	4.53%	22,078	5.41%	25,217	5.23%	25,675	4.70%
Total interest-earning assets	1,519,252	6.38%	1,440,237	6.45%	1,547,660	6.40%	1,392,956	6.29%

Non-interest earning assets:
Cash and due from banks	10,570		6,957		8,122		6,813
Premises and equipment, net	18,765		20,343		19,565		19,758
Goodwill and intangibles, net	17,274		17,532		17,371		19,763
Accrued interest and other assets	48,807		46,345		48,586		24,532
Allowance for loan losses	(10,995)		(9,376)		(10,322)		(8,853)

TOTAL ASSETS	$1,603,673		$1,522,038		$1,630,982		$1,454,969

Interest-bearing liabilities:
Interest-bearing deposits	$974,626	4.28%	$1,062,139	4.29%	$1,046,295	4.37%	$1,006,725	3.88%
Other borrowed funds	331,462	4.40%	163,011	4.41%	281,417	4.49%	165,501	4.20%
Total interest-bearing liabilities	1,306,088	4.31%	1,225,150	4.31%	1,327,712	4.39%	1,172,226	3.93%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	123,113		119,461		123,493		116,041
Other liabilities	17,006		23,460		22,382		15,018

Shareholders’ equity	157,466		153,967		157,395		151,684

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,603,673		$1,522,038		$1,630,982		$1,454,969

NET INTEREST MARGIN (1)		2.64%		2.76%		2.63%		2.98%

(1) The average yields for loans receivable, investment securities available-for-sale and fed funds sold (which includes investments in money market preferred stock) are reported on a fully taxable-equivalent basis at a rate of 35%.

Cardinal Financial Corporation and Subsidiaries

Segment Reporting at and for the Three Months and Years Ended December 31, 2007 and 2006

(Dollars in thousands)

Unaudited

At and for the Three Months Ended December 31, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,652	$686	$—	$(420)	$—	$9,918
Provision for loan losses	878	—	—	—	—	878
Non-interest income	979	2,076	1,052	12	—	4,119
Non-interest expense	7,624	2,542	829	748	—	11,743
Provision for income taxes	330	79	78	(453)	—	34
Net income (loss)	$1,799	$141	$145	$(703)	$—	$1,382
Reconciliation of Non-GAAP measures:
After tax impact on:
- legal expenses related to escrow arrangement	—	—	—	130	—	130
Total losses recorded, after tax	—	—	—	130	—	130
Operating earnings, excluding losses reported above	$1,799	$141	$145	$(573)	$—	$1,512

Average Assets	$1,593,709	$158,543	$4,104	$174,488	$(327,171)	$1,603,673

At and for the Three Months Ended December 31, 2006:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,171	$939	$—	$(282)	$—	$9,828
Provision for loan losses	362	—	—	—	—	362
Non-interest income	1,888	3,273	845	13	—	6,019
Non-interest expense	7,050	3,637	1,047	585	—	12,319
Provision for income taxes	1,212	207	(166)	(288)	—	965
Net income (loss)	$2,435	$368	$(36)	$(566)	$—	$2,201

Average Assets	$1,502,417	$248,497	$5,504	$160,956	$(395,336)	$1,522,038

At and for the Twelve Months Ended December 31, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$38,707	$3,005	$—	$(1,393)	$—	$40,319
Provision for loan losses	2,548	—	—	—	—	2,548
Non-interest income	4,032	11,112	4,287	49	—	19,480
Non-interest expense	30,316	11,587	7,096	2,885	—	51,884
Provision for income taxes	2,470	907	(979)	(1,513)	—	885
Net income (loss)	$7,405	$1,623	$(1,830)	$(2,716)	$—	$4,482
Reconciliation of Non-GAAP measures:
After tax impact on:
- loss related to escrow arrangement	$—	$—	$2,293	$—	$—	$2,293
- legal expenses related to escrow arrangement	—	—	—	357	—	357
Total losses recorded, after tax	—	—	2,293	357	—	2,650
Operating earnings, excluding losses reported above	$7,405	$1,623	$463	$(2,359)	$—	$7,132

Average Assets	$1,619,938	$238,395	$4,534	$171,076	$(402,961)	$1,630,982

At and for the Twelve Months Ended December 31, 2006:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$38,091	$4,344	$—	$(1,081)	$—	$41,354
Provision for loan losses	1,232	—	—	—	—	1,232
Non-interest income	4,415	13,892	3,330	47	—	21,684
Non-interest expense	27,127	15,241	6,591	2,286	—	51,245
Provision for income taxes	4,571	1,060	(1,307)	(1,151)	—	3,173
Net income (loss)	$9,576	$1,935	$(1,954)	$(2,169)	$—	$7,388
Reconciliation of Non-GAAP measures:
After tax impact on:
- impairment of goodwill and other intangible assets	$—	$—	$1,903	$—	$—	$1,903
Total losses recorded, after tax	—	—	1,903	—	—	1,903
Operating earnings, excluding losses reported above	$9,576	$1,935	$(51)	$(2,169)	$—	$9,291

Average Assets	$1,439,095	$263,527	$6,905	$160,108	$(414,666)	$1,454,969